April 8, 1998
                             DREYFUS PREMIER
                         AGGRESSIVE GROWTH FUND
                       SUPPLEMENT TO PROSPECTUS
                        DATED FEBRUARY 1, 1998

        THE FOLLOWING INFORMATION SUPERSEDES THE INFORMATION CONTAINED IN THE SECOND PARAGRAPH OF THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND_INVESTMENT ADVISER."
        On April 8, 1998, Paul A. LaRocco was appointed the Fund's primary portfolio manager. Mr. LaRocco has been employed by The Dreyfus Corporation since April 1998 and, since March 1998, as a Vice President of Investments of Founders Asset Management LLC, an affiliate of The Dreyfus Corporation. For at least five years prior thereto, Mr. LaRocco was a Vice President and Portfolio Manager with Oppenheimer Funds Inc.
                                                                   009s0498